                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 16, 2002



                             CEDAR INCOME FUND, LTD.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Maryland                            0-14510                    42-1241468
--------------------------------------------------------------------------------
(State or other                     (Commission                (IRS Employer
 Jurisdiction of                    File Number)             Identification No.)
 Incorporation)


44 South Bayles Avenue, Port Washington, New York                  11050
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code            (516) 767-6492



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated July 2, 2002, as filed with the Securities and Exchange Commission on July 17, 2002, as set forth in the pages attached hereto.

                             Cedar Income Fund Ltd.

Item 7. Financial Statements and Exhibits

         Acquisition Property

         Report of Independent Auditors

         Statement of Revenues and Expenses

         Notes to Statements of Revenues and Certain Expenses

         Unaudited Pro Forma Consolidated Financial Statements

                  Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2002

                  Pro Forma Condensed Consolidating Statement of Operations for the six months ended June 30, 2002

                  Pro Forma Condensed Consolidating Statement of Operations for year ended December 31, 2001

                  Notes to Pro Forma Financial Statements

         Exhibits.

                  (10.1) Limited Partnership Agreement of Loyal Plaza Associates, L.P. between CIF-Loyal Plaza Associates and KIMCO Preferred Investor IV Trust, dated June 28, 2002; incorporated by reference to Exhibit 10.3 of 8-K filed July 17, 2002.

                  (10.2) First Amendment to Partnership Agreement of Loyal Plaza Associates, L.P. among CIF-Loyal Plaza Associates, a Delaware limited partnership and KIMCO Preferred Investor IV Trust, a Pennsylvania business trust, dated September 16, 2002.

                       Report of Independent Accountants

To the Board of Directors and Shareholders of Cedar Income Fund, Ltd.

We have audited the accompanying historical statement of revenues and certain expenses of the Loyal Plaza Shopping Center (Loyal Plaza) as described in Note 1 for the year ended December 31, 2001. This financial statement is the responsibility of Loyal Plaza's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit of this statement in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Loyal Plaza's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Loyal Plaza for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.



PricewaterhouseCoopers LLP


Columbus, Ohio
September 9, 2002

Loyal Plaza Shopping Center

Historical Statements of Revenues and Certain Expenses (Dollars in Thousands) For the Six-Month Period Ended June 30, 2002 and
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                              For the Six-            For the
                                           Month Period Ended        Year Ended
                                              June 30, 2002         December 31,
                                               (Unaudited)              2001
                                           ------------------      -------------
Revenues:
   Rental income                                 $ 1,017               $ 2,074
   Tenant recoveries                                 164                   342
                                                 -------               -------

     Total Revenues                                1,181                 2,416
                                                 -------               -------
Expenses:
   Real estate taxes                                 139                   283
   Repairs and maintenance                            37                    79
   Utilities                                          12                    36
   Insurance                                          10                    19
   Land rent                                          10                    22
   Bad Debt Expense                                   15                    72
   Property management                                 5                    15
   Other                                               6                     3
                                                 -------               -------

     Total Expenses                                  234                   529
                                                 -------               -------

        Revenues in Excess of Certain Expenses   $   947               $ 1,887
                                                 =======               =======



   The accompanying notes are an integral part of these financial statements.

Loyal Plaza Shopping Center

Notes to Historical Statements of Revenues and Certain Expenses
(Dollars in Thousands)
--------------------------------------------------------------------------------

1. Basis of Presentation
The accompanying Historical Statements of Revenues and Certain Expenses (the Statements) include the results of operations Loyal Plaza Shopping Center (Loyal Plaza), which was acquired by Cedar Income Fund, Ltd. (the Company) on July 2, 2002 for an aggregate purchase price of approximately $18,300, exclusive of closing costs. The Statements were prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission.

The unaudited Historical Statement of Revenues and Certain Expenses for the six months ended June 30, 2002 includes the operations through June 30, 2002 for which Loyal Plaza was not owned by the Company and reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2. Summary of Significant Accounting Policies
The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of Loyal Plaza. Management is not aware of any material factors relating to Loyal Plaza that would cause the reported financial information not to be necessarily indicative of future operating results.

The preparation of the Statements required management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.

The Statements have been prepared on the accrual basis of accounting.

Rental income is recorded when due from tenants based upon lease terms. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the respective tenants' leases. Tenant recovery income includes payments from tenants for taxes, insurance and other property operating expenses and is recognized as revenue in the same period that the related expenses are incurred.




   The accompanying notes are an integral part of these financial statements.

Loyal Plaza Shopping Center

Notes to Historical Statements of Revenues and Certain Expenses
(Dollars in Thousands)
--------------------------------------------------------------------------------

3. Future Minimum Rents
Minimum future base rentals, excluding tenant reimbursement of property operating expenses, under noncancelable operating leases in effect as of December 31, 2001 are approximately as follows:

    2002                                          $  1,972
    2003                                             1,702
    2004                                             1,635
    2005                                             1,461
    2006                                             1,234
    Thereafter                                       8,636
                                                  --------

            Total                                 $ 16,640
                                                  ========

Giant Food Stores and K-Mart accounted for 27.7% and 14.1%, respectively, of rental revenue at December 31, 2001.









   The accompanying notes are an integral part of these financial statements.

                             Cedar Income Fund, Ltd.
                   Pro Forma Condensed Combined Balance Sheet
                               As of June 30, 2002

The following unaudited Pro Forma Condensed Combined Balance Sheet is presented as if the Company had acquired its 25% General Partner interest in the Loyal Plaza Shopping Center, L.P. ("Loyal Plaza") on June 30, 2002. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with the Pro Forma Condensed Combined Statement of Operations of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2002. The Pro Forma Condensed Combined Balance Sheet is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired its 25% General Partner interest in Loyal Plaza on June 30, 2002, nor does it purport to represent the future financial position of the Company.


                                          Cedar Income     Loyal Plaza      Pro Forma
                                            Fund Ltd.          (b)           June 30,
             Description                  Historical (a)                       2002
-------------------------------------------------------------------------------------
Real estate, net                           $77,919,888      $18,752,482   $96,672,370
Escrow                                               -                -
Property deposits                              250,000        (150,000)       100,000
Cash and cash equivalents                    3,265,566        (973,929)     2,291,637
Restricted cash                              1,051,074          237,147     1,230,613
Tenant receivables                             486,366                -       486,366
Deferred financing costs                     1,291,925          146,770     1,438,695
Taxes held in escrows                          504,253                -       504,253
Deferred rent receivables                      193,430                -       193,430
Prepaid expenses and other                     694,876           39,339       734,215
Deferred leasing and financing costs
                                               623,998                -       623,998
Deferred legal                                 153,868                -       153,868
                                       ----------------------------------------------

Total assets                               $86,435,244      $18,051,809  $104,487,053
                                       ==============================================

Liabilities and Stockholders' Equity

Mortgage notes payable                     $64,835,067      $13,877,087   $78,712,154
Loan payable                                 2,441,909                -     2,441,909
Accrued expenses and other                   1,744,564          174,722     1,919,286
                                        ---------------------------------------------

Total liabilities                           69,021,540       14,051,809    83,073,349

Minority interest                            5,546,986        4,000,000     9,546,986
Limited partner's interest in O.P.
                                             8,408,114                -     8,408,114
Stockholders' Equity
Common stock                                     6,944                -         6,944
Additional paid in capital                   3,451,660                -     3,451,660
                                        ---------------------------------------------
Total stockholders' Equity                   3,458,604                -     3,458,604
                                        ---------------------------------------------


Total liabilities and stockholders'        $86,435,244      $18,051,809  $104,487,053
equity
                                        =============================================


         See Accompanying Notes to Pro Forma Financial Statements

                             Cedar Income Fund, Ltd.
              Pro Forma Condensed Combined Statement of Operations
                     For the six months ended June 30, 2002

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired its 25% General Partner interest in the Loyal Plaza Shopping Center, L.P. ("Loyal Plaza") as of January 1, 2002, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-Q for the six months ended June 30, 2002. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired its 25% General Partner interest in Loyal Plaza as of January 1, 2002, nor does it purport to represent the future financial position of the Company.

                                                     Loyal Plaza
                                   Cedar Income      Acquisition
                                    Fund Ltd.            (d)            Pro Forma         Pro Forma June
          Description             Historical (c)                     Adjustments (e)         30, 2002
-------------------------------- ----------------- ---------------- ------------------- -------------------
Revenues:
Base rent                              $5,150,532       $1,017,000             $37,314          $4,980,286
Other                                       3,648          164,000                   -           1,464,208
Interest                                   11,960                -                   -              11,960
                                 ----------------- ---------------- ------------------- -------------------

Total revenues                          5,166,140        1,181,000              37,314           6,384,454
                                 ================= ================ =================== ===================

Expenses:
Operating expenses                      1,206,987           89,000                   -           1,295,987
Real estate taxes                         592,805          139,000                   -             731,805
Administrative                            822,036            6,000              15,000             843,036
                                 ----------------- ---------------- ------------------- -------------------

Total operating expenses                2,621,828          234,000              15,000           2,870,828

Interest                                1,968,745                -             495,208           2,463,953
Depreciation and amortization           1,112,493                -             195,679           1,308,172
                                 ----------------- ---------------- ------------------- -------------------

Total expenses                          5,703,066          234,000             705,887           6,642,953

Net (loss) income before
minority interest
and limited partner's interest           (536,926)         947,000            (668,573)           (258,499)
Minority interest                         120,647                             (208,882)            (88,235)
Limited partner's interest                331,272                              (49,453)            281,819
                                 ----------------- ---------------- ------------------- -------------------

Net income before loss on                 (85,007)         947,000            (926,908)            (64,915)
disposal
Loss on disposal                          (48,511)                -                  -             (48,511)
                                 ----------------- ---------------- ------------------- -------------------

Net (loss) income before
extraordinary item and
cumulative effect adjustment             (133,518)         947,000            (926,908)           (113,426)
Extraordinary item:
 Write-off of
deferred
mortgage costs (net of limited           (140,616)                -                  -            (140,616)
partners interest of ($346,110)
                                 ----------------- ---------------- ------------------- -------------------

Net (loss)                              ($274,134)        $947,000           ($926,908)          ($254,042)
                                 ================= ================ =================== ===================
Basic and Diluted Net Income
per Share                                  ($0.40)                                                  ($0.37)
                                 ================= ================ =================== ===================


             See Accompanying Notes to Pro Forma Financial Statement

                             Cedar Income Fund, Ltd.
              Pro Forma Condensed Combined Statement of Operations
                  For the twelve months ended December 31, 2001

The following unaudited Pro Forma Condensed Combined Statement of Operations is presented as if the Company had acquired its 25% General Partner interest in the Loyal Plaza Shopping Center L.P. ("Loyal Plaza") as of January 1, 2001, and the Company qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax expense during the period. This Pro Forma Condensed Combined Statement of Operations should be read in conjunction with the Pro Forma Condensed Combined Balance Sheet of the Company and the historical financial statements and notes thereto of the Company as filed on Form 10-K for the twelve months ended December 31, 2001. The Pro Forma Condensed Combined Statement of Operations is unaudited and is not necessarily indicative of what the actual financial results would have been had the Company acquired its 25% General Partner interest in Loyal Plaza as of January 1, 2001, nor does it purport to represent the future financial position of the Company.

                                   Cedar Income      Loyal Plaza
                                   Fund Ltd. as      Acquisition
                                    previously           (g)            Pro Forma           Pro Forma
          Description               filed (f)                        Adjustments (h)    December 31, 2001
-------------------------------- ----------------- ---------------- ------------------- -------------------
Revenues:
Base rent                              $5,354,736       $2,074,000             $69,561          $7,498,297
Other                                   1,280,564          342,000                   -           1,622,564
Interest                                  298,056                -                   -             298,056
                                 ----------------- ---------------- ------------------- -------------------

Total revenues                          6,933,356        2,416,000              69,561           9,418,917
                                 ================= ================ =================== ===================
Expenses:
Operating expenses                      1,108,708          283,000                   -           1,339,708
Real estate taxes                         497,265          231,000                   -             780,265
Administrative                          1,182,001           15,000              30,000           1,227,001
                                 ----------------- ---------------- ------------------- -------------------

Total operating expenses                2,787,974          529,000                   -           3,346,974

Interest                                3,919,838                -           1,000,688           4,920,526
Depreciation and amortization           1,197,604                -             391,358           1,588,962
                                 ----------------- ---------------- ------------------- -------------------

Total expenses                          7,905,416          529,000           1,352,485           9,856,462

Net (loss) income before
minority interest and limited
partner's interest                      (972,060)        1,887,000         (1,352,485)           (437,545)
Minority interest                         230,022                            (400,886)           (170,864)
Limited partner's interest              (452,207)                             (95,024)           (547,231)
                                 ----------------- ---------------- ------------------- -------------------

Net income before gain (loss)
on disposal                           (1,194,245)        1,887,000         (1,848,395)         (1,155,640)
Loss on disposal                        (295,610)                -                   -           (295,610)
Gain on disposal                        1,638,416                -                   -           1,638,416
                                 ----------------- ---------------- ------------------- -------------------

Net income before
extraordinary item and
cumulative effect adjustment              148,561        1,887,000         (1,848,395)             187,166
Extraordinary item:
Early extinguishment of debt
 Write-off of deferred
mortgage costs (net of limited           (76,312)                -                   -            (76,312)
partners interest of ($187,834)
Cumulative effect of change in
accounting principles, net of
limited partners' share of                (6,014)                -                   -             (6,014)
($14,723)
                                 ----------------- ---------------- ------------------- -------------------
Net income                                $66,235       $1,887,000        ($1,848,395)            $104,840
                                 ================= ================ =================== ===================
Basic and Diluted Net Income
per Share                                   $0.09                                                    $0.15
                                 ================= ================ =================== ===================

             See Accompanying Notes to Pro Forma Financial Statement

                             Cedar Income Fund, Ltd.
                     Notes to Pro Forma Financial Statements

Pro Forma Condensed Combined Balance Sheet

a. Reflects the Company's historical balance sheet as of June 30, 2002.
b. Reflects the acquisition of its 25% General Partner interest in the Loyal Plaza Shopping Center LP for $18,999,252.

Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2002


c. Reflects the historical operations of the Company for the six months ended June 30, 2002.
d. Reflects the operations of Loyal Plaza Shopping Center LP for the six months ended June 30, 2002.
e. Reflects the interest expense and straight-line rents associated with the Loyal Plaza Shopping Center LP for the six months ended June 30, 2001 and the depreciation, amortization and administrative expenses associated with Loyal Plaza Shopping Center LP, for the six months ended June 30, 2002.

Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2001

f. Reflects the operations of the Company for the twelve months ended December 31, 2001 as previously filed as part of the 8-K/a dated August 12, 2002.
g. Reflects the operations of Loyal Plaza Shopping Center LP for the twelve months ended December 31, 2001.
h. Reflects the interest expense and straight-line rents associated with its the Loyal Plaza Shopping Center LP for the twelve months ended December 31, 2001 and the depreciation, amortization and administrative expenses associated with Loyal Plaza Shopping Center LP, for the twelve months ended December 31, 2001.

                             Cedar Income Fund Ltd.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 Cedar Income Fund, LTD.

                                                 By: /s/ Leo S. Ullman
                                                         Leo S. Ullman
                                                         Chairman

Dated: September 16, 2002

                                 CERTIFICATION

I, Leo S. Ullman, Chief Executive Officer of the Cedar Income Fund, Ltd. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1. The report on Form 8-K/A of the Company dated September 16, 2002, fully complies with the requiremetns of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 16th day of September, 2002.

                                          /s/ Leo S. Ullman
                                          --------------------------------------
                                          Leo S. Ullman, Chief Executive Officer


I, Brenda J. Walker, Chief Financial Officer of the Cedar Income Fund, Ltd. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

3. The report on Form 8-K/A of the Company dated September 16, 2002, fully complies with the requiremetns of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in such Form 8-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 16th day of September, 2002.

                                       /s/ Brenda J. Walker
                                       -----------------------------------------
                                       Brenda J. Walker, Chief Financial Officer